Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events

(15) Subsequent Events

In March 2013, the Company and certain of its subsidiaries entered into a loan agreement with Oxford, pursuant to which, subject to the conditions to borrowing thereunder, the Company’s wholly-owned Dutch subsidiaries borrowed an aggregate principal amount of $20.0 million. Amounts borrowed under the loan agreement are guaranteed by the Company and certain of the Company’s subsidiaries. The loan is secured by a lien on all or substantially all of the Company’s assets and the assets of the Company’s subsidiaries (other than Durata Therapeutics Limited), including the pledge of the equity interests in each of the Company’s subsidiaries.

The Oxford term loan bears interest at an annual rate equal to 8.55%. The loan agreement provides for interest-only payments through April 1, 2014, and payment of interest and principal in monthly installments starting on May 1, 2014 and continuing for 29 months thereafter through October 1, 2016. If dalbavancin is approved by the FDA before May 1, 2014, then the interest-only period may be extended by 12 months at the Company’s option so that the aggregate outstanding principal balance of the loan would be repaid in monthly installments starting on May 1, 2015 and continuing for 29 months thereafter through October 1, 2017.

The Company paid a fee of $150,000 when the Company entered into the loan agreement. In addition, the Company is required to pay a fee that is equal to the amount of the term loan (at maturity, acceleration or prepayment, as applicable) multiplied by 5.95% (provided that such percentage shall be 9.85% if the interest only period is extended through April 2015). At the Company’s option, the Company may elect to prepay all of the outstanding term loan plus any accrued interest, plus a prepayment penalty determined with respect to the principal amount of the term loan outstanding. During the first 12 months of each term loan, the penalty is 2.50% of the outstanding principal. During months 13 to 24 after the funding date of a term loan, the penalty is 1.50% of the outstanding principal. From month 25 to the maturity of a loan, the penalty is 0.50% of the outstanding principal. The loan agreement also provides for indemnification of Oxford and the other lenders from time to time party to the loan agreement.

In connection with the loan agreement, the Company agreed to grant Oxford warrants for the purchase of 67,999 shares of the Company’s common stock at an exercise price of $8.68 per share. The warrants are exercisable for seven years from the date of issuance.

The loan agreement also contains certain representations, warranties and non-financial covenants applicable to the Company and its subsidiaries. The loan agreement contains certain events of default. The obligations under the loan agreement and the other loan documents may at Oxford’s option be accelerated upon the occurrence of certain events of default, and are automatically accelerated upon certain bankruptcy-related events of default.